April 21, 2006

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS:

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND

Supplement to Prospectus dated November 1, 2005

The following information supplements the information contained in the section of each Fund's Prospectus entitled "Goal/Approach":

The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

The following information supplements the information contained in the section of each Fund's Prospectus entitled "Main Risks":

Derivative risk. Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

April 21, 2006

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS:

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND

Supplement to Statement of Additional Information dated November 1, 2005

The following information supplements and supersedes contrary information contained in the section of the Funds' Statement of Additional Information entitled "Description of the Funds/Trust – Certain Portfolio Securities":

Derivative Products. Each Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. A Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal types of derivative products are briefly described below.

     (1) Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank. See "Floating Rate and Variable Rate Obligations".

     (2) Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. See "Tender Option Bonds".

     (3) Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class. See "Custodial Receipts".

     (4) Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Tender Option Bonds. Each Fund may invest in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. Each Fund will not invest more than 10% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.